Revenue	12 Months Ended
Dec. 31, 2021
Revenue
Revenue

4. Revenue

Research and license agreement

In May 2020, the Company entered into the Janssen Agreement. As part of the Janssen Agreement, the Company received a non-refundable upfront payment of $8 million. As of December 31, 2021, there was $1.5 million of unearned income related to this payment. The revenue has been recognized for twenty months beginning in May 2020, as this method of recognition matches the pattern in which we provide research services to Janssen. The unearned income is being recognized as revenue on a straight-line basis over the remaining four-month term of the research activities under the Janssen Agreement. The Janssen Agreement includes research, development and commercial milestones, which would initiate additional milestone payments. Each milestone payment was recorded as revenue when achieved, as each was linked to the completion of specific research and development activities, rather than recorded over time like the upfront payment.

The Company is entitled to receive tiered royalties based on commercial sales levels from low to mid-single digit percentages of net sales of licensed products. Royalties are payable on a licensed product-by-licensed product and country-by-country basis beginning with the first commercial sale of such licensed product in such country of sale and expiring ten years after such sale, subject to specified and capped reductions for the market entry of biosimilar products, loss of patent coverage of licensed products, and for payments owed to third parties for additional rights necessary to commercialize licensed products in the territory and expires ten (10) years after such sale. The Company is eligible to receive a research milestone and further payments upon the achievement of certain development and commercial milestones.

The Company’s deferred revenue balance relates to amounts received, but not yet earned under the Janssen Agreement. The following table presents changes in the deferred revenue balance:

(in thousands)
Balance at January 1, 2020	$—
Deferral of revenue	(8,000)
Recognized during the period	2,500
Foreign currency translation difference	(676)
Balance at December 31, 2020	(6,175)
Deferral of revenue	—
Recognized during the period	4,000
Foreign currency translation difference	648
Balance at December 31, 2021	$(1,527)

Development milestones

In December 2020, the Company achieved the first Research Milestone, as defined in the Janssen Agreement, triggering a milestone payment of $1.0 million. In September 2021, the Company achieved the second Research Milestone, triggering a milestone payment of $1.0 million.

Revenue for the year ended December 31, 2021 was $5.0 million, which consisted of $4.0 million related to the upfront payment and $1.0 million related to the development milestone. Revenue for the year ended December 31, 2020 was $3.5 million, which consisted of $2.5 million related to the upfront payment and $1.0 million related to the development milestone.